UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 29, 2015

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Crown House 4 Par - la - Ville Road Second Floor
Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On September 29, 2015, Nabors Industries, Inc. (“NII”), a wholly owned subsidiary of Nabors Industries Ltd. (“Nabors”), and Nabors, as guarantor, entered into a $325 million, five-year unsecured term loan agreement (the “Loan Agreement”) with Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mizuho Bank, Ltd., with a mandatory prepayment of $162.5 million due in three years.  Nabors fully and unconditionally guarantees the obligations of NII under the Loan Agreement.

Under the Loan Agreement, Mizuho Bank, Ltd. is documentation agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. is syndication agent and Bank of America, N.A. is administrative agent.  Merrill Lynch, Pierce Fenner & Smith Incorporated, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mizuho Bank, Ltd. acted as joint lead arrangers and bookrunners.

Borrowings under the Loan Agreement will bear interest for interest periods of one, two, three or six months, at an annual rate equal to the London Interbank Offered Rate for the corresponding deposits of U.S. dollars, plus the applicable interest margin.  The interest margin is based on Nabors’ long-term unsecured credit rating for debt as in effect from time to time. Based on Nabors’ unsecured debt rating as of the date of the Loan Agreement, the current interest margin is 117.5 bps. The Loan Agreement contains representations and warranties, covenants and events of default which are customary for loan facilities of this type.

The foregoing description of the Loan Agreement does not purport to be complete. A copy of the Loan Agreement, which is filed hereto as Exhibit 10.1, is incorporated herein by reference and should be read in its entirety for a complete description of its provisions.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Term Loan Agreement, dated September 29, 2015 among Nabors Industries, Inc., as borrower, Nabors Industries Ltd., as guarantor, the lenders party thereto, Mizuho Bank, Ltd., as documentation agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agent, and Bank of America, N.A., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: October 1, 2015	By:	/s/	Mark D. Andrews
Mark D. Andrews
Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1

Term Loan Agreement, dated September 29, 2015 among Nabors Industries, Inc., as borrower, Nabors Industries Ltd., as guarantor, the lenders party thereto, Mizuho Bank, Ltd., as documentation agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agent, and Bank of America, N.A., as administrative agent